AMENDED AND RESTATED
                              SERVICE SUB-AGREEMENT


     AGREEMENT to be effective September 30, 2005, by and between PRINCIPAL MANAGEMENT CORPORATION (the "Manager") and Executive Benefit Services, Inc. ("EBS").


     In consideration of the premises and mutual agreements herein contained, the Manager hereby appoints EBS to provide personal services to shareholders and beneficial owners as described herein and EBS agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth.

1.   SERVICES FURNISHED BY EBS

     EBS will provide personal services to shareholders and beneficial owners of Advisors Preferred Class, Preferred Class and Select Class (the "Plan Classes") shares of each Series of Principal Investors Fund, Inc. ("Fund") that currently exists or hereafter is created and that offers the Plan Classes. Personal services include:

(a) responding to plan sponsor and plan member inquiries; (b) providing information regarding plan sponsor and plan member investments;
(c) other similar personal services or services related to the maintenance of shareholder accounts as contemplated by NASD Rule 2830, or any successor thereto.

     In the carrying out of this function, EBS may contract with others, including companies affiliated with EBS, for data systems, processing services and other administrative services. EBS may at any time or times in its discretion appoint (and may at any time remove) other parties, including companies affiliated with EBS, as its agent to carry out such provisions of the Agreement as EBS may from time to time direct; provided, however, that the appointment of any such agent shall not relieve EBS of any of its responsibilities or liabilities hereunder.

2.   COMPENSATION FOR SERVICES

     The Manager will pay EBS service fees as described in Appendix A hereto for services provided pursuant to this agreement. Service fees under this Agreement will be calculated and accrued daily and paid monthly to EBS, or at such other intervals as the Manager and EBS may agree. For purpose of this Agreement, "service fees" shall mean payments in connection with the provision of personal, continuing services to investors in the Fund and/or the maintenance of shareholder accounts, excluding (i) transfer agent and sub-transfer agent services for beneficial owners of the Fund's shares, (ii) aggregating and processing purchase and redemption orders, (iii) providing beneficial owners with account statements, processing dividend payments, (iv) providing sub-accounting services for shares held beneficially, (v) forwarding shareholder communications to beneficial owners, and (vi) receiving, tabulating and transmitting proxies executed by beneficial owners; provided, however, that if the NASD adopts a definition of "service fees" for purposes of NASD Rule 2830 (or any successor to such rule) that differs from the definition of "service activities" hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fees" in this Section shall be automatically amended, without further action of the parties, to conform to such NASD definition.

3.   LIMITATION OF LIABILITY OF EBS

     EBS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on EBS' part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

4.   TERMINATION OF THIS AGREEMENT

     This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Manager or by EBS.

5.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

6.   ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and EBS for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392.

7.   MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


     Principal Management Corporation

          /s/Ernest H. Gillum
     By _____________________________________________
            Ernest H. Gillum, Vice President


     Executive Benefit Services, Inc.

          /s/Andrew P. Dalgliesh
     By ________________________________________________
            Andrew P. Dalgliesh, Chief Financial Officer

                                                    PRINCIPAL INVESTORS FUND, INC.
                                                              SCHEDULE A

                                                                                          Annualized Fee as
                                                                                            a Percentage
                                                                                          Of Average Daily
                                                                                             Net Assets
                        Series                                   Share Class

  Bond & Mortgage Securities                                 Advisors Preferred                0.112%
  Disciplined LargeCap Blend                                 Advisors Preferred                0.112%
  Diversified International Fund                             Advisors Preferred                0.252%
  Government & High Quality Bond                             Advisors Preferred                0.112%
  High Quality Int Term Bond                                 Advisors Preferred                0.056%
  Inflation Protection                                       Advisors Preferred                0.056%
  International Emerging Markets                             Advisors Preferred                0.252%
  International Growth Fund                                  Advisors Preferred                0.252%
  LargeCap Growth                                            Advisors Preferred                0.112%
  LargeCap S&P 500 Index                                     Advisors Preferred                0.056%
  LargeCap Value                                             Advisors Preferred                0.112%
  MidCap Blend                                               Advisors Preferred                0.112%
  MidCap Growth                                              Advisors Preferred                0.112%
  MidCap S&P 400 Index                                       Advisors Preferred                0.056%
  MidCap Value                                               Advisors Preferred                0.112%
  Money Market                                               Advisors Preferred                0.112%
  Partners Global Equity                                     Advisors Preferred                0.112%
  Partners Large Cap Growth                                  Advisors Preferred                0.112%
  Partners LargeCap Blend                                    Advisors Preferred                0.112%
  Partners LargeCap Blend I                                  Advisors Preferred                0.112%
  Partners LargeCap Growth I                                 Advisors Preferred                0.112%
  Partners LargeCap Growth II                                Advisors Preferred                0.112%
  Partners LargeCap Value                                    Advisors Preferred                0.112%
  Partners LargeCap Value I                                  Advisors Preferred                0.112%
  Partners LargeCap Value II                                 Advisors Preferred                0.112%
  Partners MidCap Growth                                     Advisors Preferred                0.112%
  Partners MidCap Growth II                                  Advisors Preferred                0.112%
  Partners MidCap Value                                      Advisors Preferred                0.112%
  Partners SmallCap Blend                                    Advisors Preferred                0.112%
  Partners SmallCap Growth I                                 Advisors Preferred                0.112%
  Partners SmallCap Growth II                                Advisors Preferred                0.112%
  Partners SmallCap Growth III                               Advisors Preferred                0.112%
  Partners SmallCap Value                                    Advisors Preferred                0.112%
  Partners SmallCap Value I                                  Advisors Preferred                0.112%
  Partners SmallCap Value II                                 Advisors Preferred                0.112%
  Real Estate Securities                                     Advisors Preferred                0.056%
  Short-Term Bond                                            Advisors Preferred                0.056%
  SmallCap Blend                                             Advisors Preferred                0.112%
  SmallCap Growth                                            Advisors Preferred                0.112%
  SmallCap S&P 600 Index                                     Advisors Preferred                0.056%
  SmallCap Value                                             Advisors Preferred                0.112%
  Ultra Short Term Fund                                      Advisors Preferred                0.112%
  Bond & Mortgage Securities                                      Preferred                    0.116%
  Disciplined LargeCap Blend                                      Preferred                    0.116%
  Diversified International Fund                                  Preferred                    0.261%
  Government & High Quality Bond                                  Preferred                    0.116%
  High Quality Int Term Bond                                      Preferred                    0.058%
  Inflation Protection                                            Preferred                    0.058%
  International Emerging Markets                                  Preferred                    0.261%
  International Growth Fund                                       Preferred                    0.261%
  LargeCap Growth                                                 Preferred                    0.116%
  LargeCap S&P 500 Index                                          Preferred                    0.058%
  LargeCap Value                                                  Preferred                    0.116%
  MidCap Blend                                                    Preferred                    0.116%
  MidCap Growth                                                   Preferred                    0.116%
  MidCap S&P 400 Index                                            Preferred                    0.058%
  MidCap Value                                                    Preferred                    0.116%
  Money Market                                                    Preferred                    0.116%
  Partners Global Equity                                          Preferred                    0.116%
  Partners LargeCap Blend                                         Preferred                    0.116%
  Partners LargeCap Blend I                                       Preferred                    0.116%
  Partners LargeCap Growth                                        Preferred                    0.116%
  Partners LargeCap Growth I                                      Preferred                    0.116%
  Partners LargeCap Growth II                                     Preferred                    0.116%
  Partners LargeCap Value                                         Preferred                    0.116%
  Partners LargeCap Value I                                       Preferred                    0.116%
  Partners LargeCap Value II                                      Preferred                    0.116%
  Partners MidCap Growth                                          Preferred                    0.116%
  Partners MidCap Growth II                                       Preferred                    0.116%
  Partners MidCap Value                                           Preferred                    0.116%
  Partners SmallCap Blend                                         Preferred                    0.116%
  Partners SmallCap Growth I                                      Preferred                    0.116%
  Partners SmallCap Growth II                                     Preferred                    0.116%
  Partners SmallCap Growth III                                    Preferred                    0.116%
  Partners SmallCap Value                                         Preferred                    0.116%
  Partners SmallCap Value I                                       Preferred                    0.116%
  Partners SmallCap Value II                                      Preferred                    0.116%
  Real Estate Securities                                          Preferred                    0.058%
  Short-Term Bond                                                 Preferred                    0.058%
  SmallCap Blend                                                  Preferred                    0.116%
  SmallCap Growth                                                 Preferred                    0.116%
  SmallCap S&P 600 Index                                          Preferred                    0.058%
  SmallCap Value                                                  Preferred                    0.116%
  Ultra Short Term Fund                                           Preferred                    0.116%
  Bond & Mortgage Securities                                       Select                      0.108%
  Disciplined LargeCap Blend                                       Select                      0.108%
  Diversified International Fund                                   Select                      0.243%
  Government & High Quality Bond                                   Select                      0.108%
  High Quality Int Term Bond                                       Select                      0.054%
  Inflation Protection                                             Select                      0.054%
  International Emerging Markets                                   Select                      0.243%
  International Growth Fund                                        Select                      0.243%
  LargeCap Growth                                                  Select                      0.108%
  LargeCap S&P 500 Index                                           Select                      0.054%
  LargeCap Value                                                   Select                      0.108%
  MidCap Blend                                                     Select                      0.108%
  MidCap Growth                                                    Select                      0.108%
  MidCap S&P 400 Index                                             Select                      0.054%
  MidCap Value                                                     Select                      0.108%
  Money Market                                                     Select                      0.108%
  Partners Global Equity                                           Select                      0.108%
  Partners LargeCap Blend                                          Select                      0.108%
  Partners LargeCap Blend I                                        Select                      0.108%
  Partners LargeCap Growth                                         Select                      0.108%
  Partners LargeCap Growth I                                       Select                      0.108%
  Partners LargeCap Growth II                                      Select                      0.108%
  Partners LargeCap Value                                          Select                      0.108%
  Partners LargeCap Value I                                        Select                      0.108%
  Partners LargeCap Value II                                       Select                      0.108%
  Partners MidCap Growth                                           Select                      0.108%
  Partners MidCap Growth II                                        Select                      0.108%
  Partners MidCap Value                                            Select                      0.108%
  Partners SmallCap Blend                                          Select                      0.108%
  Partners SmallCap Growth I                                       Select                      0.108%
  Partners SmallCap Growth II                                      Select                      0.108%
  Partners SmallCap Growth III                                     Select                      0.108%
  Partners SmallCap Value                                          Select                      0.108%
  Partners SmallCap Value I                                        Select                      0.108%
  Partners SmallCap Value II                                       Select                      0.108%
  Real Estate Securities                                           Select                      0.054%
  Short-Term Bond                                                  Select                      0.054%
  SmallCap Blend                                                   Select                      0.108%
  SmallCap Growth                                                  Select                      0.108%
  SmallCap S&P 600 Index                                           Select                      0.054%
  SmallCap Value                                                   Select                      0.108%
  Ultra Short Term Fund                                            Select                      0.108%